SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	August 31, 2007

Strategic Hotels & Resorts, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-32223	33-1082757
(Commission File Number)	(I.R.S. Employer Identification No.)

77 West Wacker Drive, Suite 4600,Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

(312) 658-5000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On August 31, 2007, New Aventine, L.L.C. (“Borrower”), a Delaware limited liability company and an indirect subsidiary of SHC Aventine II, L.L.C. (in which Strategic Hotel Funding, L.L.C. (“Funding LLC”), the operating company of the Company, has a 51% interest), entered into a mortgage loan application and deed of trust (the “Loan Agreement”) with Metropolitan Life Insurance Company (“MetLife”) providing for a mortgage loan in the principal amount of $97,500,000 which loan partially replaces a loan the Company’s subsidiaries defeased in August 2007.  In connection with the Loan Agreement, the Borrower issued two promissory notes (the “Notes”), one in the amount of $25,000,000 in favor of MetLife Bank, N.A. (“MetLife Bank”) and another in the amount of $72,500,000 in favor of MetLife.  Further, Borrower and certain affiliates entered into a limited, non-recourse carve-out guaranty (the “Guaranty” and together with the Loan Agreement and the Notes, the “Loan Documents”) in favor of lender that provides a guaranty of payment on the terms specified therein.  The loan bears interest at LIBOR plus 1.00%.   The loan is secured by, among other things, a deed of trust on the Hyatt Regency La Jolla hotel located at 3777 La Jolla Village Drive, La Jolla San Diego County, California.

The entire outstanding principal balance of the loan, together with all accrued interest and all other sums due under the Loan Documents, is due and payable on the first day of the 61st month following the Closing.  The foregoing description is qualified in its entirety by reference to the Loan Agreement, the Notes and the Guaranty, which have been filed as Exhibits 99.3, 99.4, 99.5, 99.6 and 99.7 to this Current Report on Form 8-K (this “Current Report”) and are incorporated herein by reference.

Also on August 31, 2007, the Company entered into a Third Amendment to the Mortgage Loan and Security Agreement (the “Third Amendment”), dated as of October 6, 2006, as amended as of October 20, 2006 and as further amended as of May 9, 2007, between SHC Michigan Avenue, LLC (“Michigan Avenue”), a Delaware limited liability company, as borrower, and Citigroup Global Markets Realty Corp., a New York corporation (“Citigroup”), as lender, and a Side Letter Agreement (the “Side Letter” and together with the Third Amendment, the “Amendments”), dated as of August 31, 2007, between Michigan Avenue and Citigroup.  The Amendments effected changes to the original loan agreement that (a) reflect and permit the indirect joint ownership of borrower, (b) reflect and permit the joint entity indirect owner of the InterContinental Chicago as the indirect owner of the new operating lessee and (c) provide that on the date which is 90 days from the date thereof (or earlier at the request of Michigan Avenue), Citigroup may, in consultation with Michigan Avenue, increase the LIBOR margin on the loan up to a limit of seventy-five (75) basis points, in certain situations, unless Citigroup and Michigan Avenue have not previously agreed to increase the principal amount of the loan.  Notwithstanding the foregoing, Michigan Avenue may elect to prepay the loan prior to the next payment date if Citigroup notifies it of its election to increase the LIBOR margin, in which event, the LIBOR margin increase will not take effect. The foregoing description is qualified in its entirety by reference to the Amendments, which have been filed as Exhibits 99.1 and 99.2 to this Current Report and are incorporated herein by reference.

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in “Item 1.01 – Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 7.01                      Regulation FD Disclosure.

A copy of the press release relating to the transactions described above is attached to this Current Report as Exhibit 99.8 and is incorporated herein by reference solely for purposes of this Item 7.01 disclosure.

The information in Item 7.01 of this Current Report, including Exhibit 99.8 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including the exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended by the Exchange Act, regardless of any incorporation by reference language in any such filing.

This Current Report contains forward-looking statements about the Company. Except for historical information, the matters discussed in this Current Report are forward-looking statements within the meaning of the US Private Securities Litigation Reform Act of 1995, specifically Section 27A of the US Securities Act of 1933, as amended, and Section 21E of the Exchange Act, which are subject to certain risks and uncertainties. Actual results could differ materially from the Company’s projections. Factors that may contribute to these differences include, but are not limited to the following: availability of capital; ability to obtain or refinance debt; rising interest rates; rising insurance premiums; cash available for capital expenditures; competition; demand for hotel rooms in our current and proposed market areas; economic conditions generally and in the real estate market specifically; delays in construction and development; demand for hotel condominiums; marketing challenges associated with entering new lines of business; risks related to natural disasters; the effect of threats of terrorism and increased security precautions on travel patterns and hotel bookings; the outbreak of hostilities and international political instability; legislative or regulatory changes, including changes to laws governing the taxation of REITs; and changes in generally accepted accounting principles, policies and guidelines applicable to REITs.

Additional risks are discussed in the Company’s current filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. The forward-looking statements are made as of the date of this Current Report, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 8.01                      Other Events.

On August 31, 2007, (i) CIMS Limited Partnership (“CIMS”), an indirect wholly-owned subsidiary of Funding LLC, and DND Hotel JV Pte Ltd. (the “GIC Affiliate”), an affiliate of GIC Real Estate Pte Ltd, closed the previously announced Agreement for Sale and Purchase of Membership Interests (the “InterContinental Chicago Agreement”) pursuant to which the GIC Affiliate acquired a 49% interest in SHC Michigan Avenue Mezzanine II, LLC, the indirect owner of the InterContinental Chicago hotel and (ii) Funding LLC closed the previously announced Agreement for Sale and Purchase of Membership Interests (the “Hyatt La Jolla Agreement,” and, together with the InterContinental Chicago Agreement, the “Agreements”) with the GIC Affiliate, pursuant to which the GIC Affiliate acquired a 49% interest in SHC Aventine II, L.L.C., the indirect owner of the Hyatt Regency La Jolla hotel.  In connection with the sale of the 49% joint venture interests to the GIC Affiliate, the limited liability company agreements of the indirect hotel owners, SHC Michigan Avenue Mezzanine II, LLC, in the case of the InterContinental Chicago hotel, and SHC Aventine II, L.L.C., in the case of the Hyatt Regency La Jolla hotel, were amended to reflect terms of the joint ownership and control of the hotel owners.  A description of the Agreements and the transactions pursuant thereto was included in the Company’s Current Report on Form 8-K, filed with the Commission on June 1, 2007 and the Agreements were filed as Exhibits 10.4 and 10.5 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2007, filed with the Commission on August 9, 2007.  The foregoing description is qualified in its entirety by reference to the Agreements.

Item 9.01.                                Financial Statements, Pro Forma Financial Information and Exhibits.

 (d)           Exhibits.

Exhibit Number	Description

99.1	Side Letter, dated as of August 31, 2007, between SHC Michigan Avenue, LLC and Citigroup Global Markets Realty Corp.

99.2	Third Amendment to the Mortgage Loan and Security Agreement, dated as of August 31, 2007, between SHC Michigan Avenue, LLC and Citigroup Global Markets Realty Corp.

99.3	Mortgage Loan Application, dated as of August 31, 2007, between New Aventine, L.L.C. and Metropolitan Life Insurance Company.

99.4
Deed of Trust, Security Agreement and Fixture Filing by New Aventine, L.L.C. and New DTRS La Jolla, L.L.C. to First American Title Insurance Company as Trustee for the benefit of Metropolitan Life Insurance Company and MetLife Bank, N.A.

99.5	Promissory Note, dated as of August 31, 2007, between New Aventine, L.L.C. as Borrower and MetLife Bank, N.A. as Lender.

99.6	Promissory Note, dated as of August 31, 2007, between New Aventine, L.L.C. as Borrower and Metropolitan Life Insurance Company as Lender.

99.7	Guaranty Agreement, dated as of August 31, 2007, between New Aventine, L.L.C. as Borrower and Metropolitan Life Insurance Company and MetLife Bank N.A., collectively, as Lender.

99.8	Press Release dated as of September 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC HOTELS & RESORTS, INC.

September 6, 2007	By:	/s/ Paula Maggio
Name: Paula Maggio
Title: Senior Vice President, Secretary and
General Counsel